SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 2, 2015

Community Bank Shares of Indiana, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana	0-25766	35-1938254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 West Spring Street, New Albany, Indiana 47150

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code (812) 944-2224

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 2, 2015, Community Bank Shares of Indiana, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report it had completed its acquisition of First Financial Service Corporation consistent with the terms of the transaction announced on April 22, 2014.

This Current Report on Form 8-K/A (the “Amendment”) is being filed to supplement the disclosure provided in the Original Report, and includes the financial information required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

The following audited financial statements were filed as part of First Financial Service Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013 (File No. 000-18832 and filed March 31, 2014) and are incorporated herein by reference:

•                  Report on Management’s Assessment of Internal Control Over Financial Reporting

•                  Report of Independent Registered Public Accounting Firm;

•                  Consolidated Balance Sheets as of December 31, 2013 and 2012;

•                  Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011;

•                  Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011;

•                  Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2013, 2012 and 2011;

•                  Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011; and

•                  Notes to Consolidated Financial Statements.

The following unaudited financial statements were filed as part of First Financial Service Corporation’s Quarterly Report on Form 10-Q for the period ended September 30, 2014 (File No. 000-18832 and filed November 11, 2014) and are incorporated herein by reference:

•                  Consolidated Balance Sheets as of September 30, 2014 and December 31, 2013;

•                  Consolidated Statements of Operations for the three and nine months ended September 30, 2014 and 2013;

•                  Consolidated Statements of Comprehensive Income/(Loss) for the three and nine months ended September 30, 2014 and 2013;

•                  Consolidated Statement of Shareholders’ Equity for the nine months ended September 30, 2014;

•                  Consolidated Statements of Cash Flows for the nine months ended September 30, 2014 and 2013; and

•                  Notes to Consolidated Financial Statements.

(b) The required unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined consolidated statements of income for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are filed as Exhibit 99.1.  The pro forma is presented for comparative purposes only and is not necessarily indicative of the future financial position or results of operations of the combined company.

(c) Not applicable.

(d) Exhibits

		Filed with	Incorporated By Reference
Exhibit Number	Document	this Form 8-K/A	Form	File No.	Date Filed
99.1

Unaudited pro forma combined condensed balance sheet as of September 30, 2014 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2014 and for the year ended December 31, 2013

X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANK SHARES OF INDIANA, INC.

Date:	March 13, 2015	By:	/s/ Paul A. Chrisco
Name: Paul A. Chrisco
Title: Chief Financial Officer